Note 5 - Other Operating Income	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Other Operating Income and Expense [Text Block]
5.	Other operating income

In   January 2020, M/V EM Oinousses experienced an engine room fire while sailing off Mozambique carrying empty containers. The fire was extinguished without any injuries to the crew. The vessel completed an evaluation for the type of repairs required and was idle during the evaluations. The Company agreed with the Hull & Machinery (“H&M”) underwriters an “unrepaired damage” claim of $2.7 million. Under this agreement the vessel was sold for scrap as is without effecting any permanent repairs. As a result of the above, the Company recognized other operating income of $2.7 million in the nine-month period ended September 30, 2020.

A subsidiary of the Company, Alterwall Business Inc., owner at that time of M/V “Ninos”, was involved in a dispute with a fuel oil supplier who claimed a maritime lien against the vessel after the company which had time-chartered the vessel from the Company went bankrupt in  October 2009 and failed to pay certain invoices. The vessel was arrested in Karachi in  November 2009 and released after a bank guarantee for an amount of $0.53 million was provided on behalf of the Company, for which the bank had restricted an equal amount of the Company's cash, which is presented within “Restricted Cash” under “Long-term assets” as of   December 31, 2020 in the consolidated balance sheet. The Company has made a provision of $0.15 million in prior years for any costs that  may be incurred from the case. In  June 2021 the Company reached an agreement with the claimants to pay $0.06 million in order for them to withdraw their claim. After accounting for the settlement amount and additional estimated costs of $0.01 million, the Company recognized other operating income of $0.08 million in the nine-month period ended  September 30, 2021, against the provision of $0.15 million already booked in prior years and the restricted amount of $0.53 million was released to the Company.

In  February 2020, the Company entered into an agreement to sell for scrap M/V “Manolis P”. The vessel reached her destination port on  April 7, 2020, but the sale was not completed due to complications during its delivery to the buyers related to COVID-19 restrictions and port lockdowns in the territory of arrival (Alang, India). A dispute with the buyers was since in arbitration. The advance received from the buyers amounting to $1,133,817 was transferred from the Company’s bank account to an escrow account following this dispute. The court dismissed the opponents claim in  June 2021. The Company recognized other operating income of $1.0 million in the nine-month period ended  September 30, 2021, after accounting for estimated expenses for the arbitration.

The Company also recorded other operating income amounting to $0.2 million in the nine-month period ended  September 30, 2021 following the collection of amounts previously written off, relating to accounts with charterers of sold vessels.

These amounts are recorded under “Other operating income” in the unaudited condensed consolidated statements of comprehensive income.